AMENDMENT NO. 20
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective March 1, 2005

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY
("CEDING COMPANY")

and

ACE TEMPEST LIFE REINSURANCE LTD.
("REINSURER")

Effective April 27, 2015, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 15, 2014 and April 27, 2015. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement*, amendment #19, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.
By [signature]	By [signature]
Name Russell Peck	Name ALBERTO AUTMEZGUINE
Title VP	Title SVP & Chief Actuary
Date 7/6/15	Date 6/30/15

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

	Comment	Product Availability
	• New 4/6/2009 • Name changed from JNL Institutional Alt 65 Fund effective 4/27/2015	All (Restrictions for Retirement Latitudes was lifted 5/3/2010)
on Fund	New 4/30/2012	All
italization Fund	New 5/3/2010	All
n Fund	New 4/30/2012	All
	New 5/3/2010	All
d	New 5/3/2010	All
und	New 5/3/2010	All
e and Growth Fund	New 5/3/2010	All
d	New 5/3/2010	All
ind	New 4/27/2015	All
Strategy Fund.	• New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/BlackRock Commodity Securities Fund.	All
d	New 10/11/2010	All
nd MLP Fund	• New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund.	All
Fund	Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007	All
ed Research Fund	Name changed from JNL/Select Global Growth Fund effective 12/3/2007	All

mment	Product Availability
me changed from JNL/Eagle Core Equity Fund effective 0/2012	All
	All
New 3/31/2008; Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012	All
New 3/31/2008; Name changed from JNL/PAM China-India Fund effective 4/30/2012	All
w 1/16/2007	All
New 1/16/2007 Effective 9/16/2013, JNL/M&G Global Leaders Fund merged into this fund.	All (available for Retirement Latitudes effective 9/16/2013)
w 12/12/2011	All
w 5/1/2006	All
New 12/3/2007 Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010.	All
w 1/16/2007	All
w 5/2/05	All
me changed from JNL/Salomon Brothers Strategic Bond nd effective 5/1/2006, from JNL/Western Strategic Bond nd effective 1/16/2007, and from JNL/Western Asset ategic Bond Fund effective 4/30/2007.	All
w 10/6/2008	All
w 5/2/05	All
New 1/16/2007. Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short.	All
w 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
w 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)

S

Subaccounts Subj

Fund Name	Con
JNL Alt 65	• •
JNL/American Funds Balanced Allocation Fund	New
JNL/American Funds Global Small Capitalization Fund	New
JNL/American Funds Growth Allocation Fund	New
JNL/American Funds New World Fund	New
JNL/American Funds International Fund	New
JNL/American Funds Growth-Income Fund	New
JNL/American Funds Blue Chip Income and Growth Fund	New
JNL/American Funds Global Bond Fund	New
JNL/AQR Managed Futures Strategy Fund	New
JNL/ BlackRock Commodity Securities Strategy Fund.	• • • •
JNL/BlackRock Global Allocation Fund	New
JNL/Brookfield Global Infrastructure and MLP Fund	• •
JNL/Capital Guardian Global Balanced Fund	Nar 4/3 12/
JNL/Capital Guardian Global Diversified Research Fund	Nar effe

Fund Name	Comment
JNL/DFA US Core Equity Fund	Name changed from JNL/Eagle Co 4/30/2012
JNL/Eagle Small Cap Equity Fund	
JNL/Eastspring Investments Asia ex-Japan Fund	• New 3/31/2008; • Name changed from JNL/PAM effective 4/30/2012
JNL/Eastspring Investments China-India Fund	• New 3/31/2008; • Name changed from JNL/PAM effective 4/30/2012
JNL/Franklin Templeton Founding Strategy	New 1/16/2007
JNL/Franklin Templeton Global Growth	• New 1/16/2007 • Effective 9/16/2013, JNL/M& merged into this fund.
JNL/Franklin Templeton Global Multi-sector Bond Fund	New 12/12/2011
JNL/Franklin Templeton Income Fund	New 5/1/2006
JNL/Franklin Templeton International Small Cap Growth Fund	• New 12/3/2007 • Name changed from JNL/Capi Small Cap Fund effective 5/3/
JNL/Franklin Templeton Mutual Shares	New 1/16/2007
JNL/Franklin Templeton Small Cap Value Fund	New 5/2/05
JNL/Goldman Sachs Core Plus Bond Fund	Name changed from JNL/Salomor Fund effective 5/1/2006, from JNL Fund effective 1/16/2007, and fror Strategic Bond Fund effective 4/30
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008
JNL/Goldman Sachs Mid Cap Value Fund	New 5/2/05
JNL/Goldman Sachs U.S. Equity Flex	• New 1/16/2007. • Effective 10/11/2010, name ch Suisse Long/Short.
JNL Institutional Alt 20	New 4/6/2009
JNL Institutional Alt 35	New 4/6/2009

Fund Name	Comment	Product Availability
JNL Institutional Alt 50	New 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
JNL/Invesco International Growth Fund	• Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund.	All
JNL/Invesco Large Cap Growth Fund	Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010.	All
JNL/Invesco Global Real Estate Fund	• New 5/2/05, • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund.	All
JNL/Invesco Small Cap Growth Fund	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All
JNL/Ivy Asset Strategy	New 9/28/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
JNL/JPMorgan International Value Fund		All
JNL/JPMorgan Mid-Cap Growth Fund	• Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007, and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, JNL/Putnam Mid-Cap Growth Fund was merged with this fund effective 12/3/2007.	All
JNL/JPMorgan U.S. Government & Quality Bond Fund	Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006;from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.	All
JNL/Lazard Emerging Markets Fund	New 5/1/2006	All
JNL/Invesco Mid Cap Value Fund	• Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund.	All

Fund Name	Comment	Product Availability
JNL/M&G Global Basics Fund	• New 10/6/2008 • Effective 4/28/2014 merged into JNL/Oppenheimer Global Growth Fund.	All
JNL/M&G Global Leaders Fund	• New 10/6/2008 • Effective 9/16/2013, merged into JNL/Franklin Templeton Global Growth.	All
JNL/Mellon Capital 10 X 10 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital 25 Fund		All
JNL/Mellon Capital Bond Index Fund		All
JNL/Mellon Capital Communications Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Consumer Brands Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	New 4/30/2012	All but Retirement Latitudes
JNL/Mellon Capital Emerging Markets Index Fund	New 12/12/2011	All
JNL/Mellon Capital Oil & Gas Sector Fund	Name changed from JNL/Mellon Capital Management Energy Sector Fund effective 5/2/2005	All but Retirement Latitudes
JNL/Mellon Capital European 30 Fund	New 10/6/2008	All
JNL/Mellon Capital Financial Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Global 15 Fund		All
JNL/Mellon Capital International Index Fund		All
JNL/Mellon Capital Index 5 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital JNL 5 Fund		All
JNL/Mellon Capital JNL Optimized 5 Fund	• New 5/1/2006 • Effective 4/27/2015, merged into JNL/Mellon Capital JNL 5 Fund	All
JNL/Mellon Capital Healthcare Sector Fund	Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund effective 5/2/05	All but Retirement Latitudes
JNL/Mellon Capital NYSE® International 25 Fund	• New 4/30/2007 • Effective 9/15/2014 merged into JNL/Mellon Capital International Index Fund	All but Retirement Latitudes
JNL/Mellon Capital Pacific Rim 30 Fund	New 10/6/2008	All
JNL/Mellon Capital S&P ® SMid 60 Fund	New 4/30/2007.	All but Retirement Latitudes

Fund Name	Comment	Product Availability
JNL/Mellon Capital S&P ® 24 Fund	• New 5/1/2006 • Effective 9/16/2013, JNL/ Mellon Capital S&P® 10 Fund merged into this fund.	All
JNL/Mellon Capital S&P 400 MidCap Index Fund		All
JNL/Mellon Capital S&P 500 Index Fund	• Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund.	All
JNL/Mellon Capital Select Small-Cap Fund	Effective 9/16/2013, merged into JNL/Mellon Capital Small Cap Index Fund.	All
JNL/Mellon Capital Small Cap Index Fund	• Effective 4/6/2009, the JNL/Lazard Small Cap Equity fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund.	All
JNL/Mellon Capital Technology Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Dow SM Dividend Fund	• New 1/17/2006 • Effective 9/16/2013, merged into JNL/S&P Dividend Income & Growth Fund.	All
JNL/Mellon Capital The Dow sm 10 Fund	Name changed effective 1/17/2006	All
JNL/Mellon Capital The S&P® 10 Fund	• Name changed effective 1/17/2006 • Effective 9/16/2013, merged into JNL/Mellon Capital S&P ® 24 Fund.	All
JNL/Mellon Capital VIP Fund	Effective 9/16/2013, merged into JNL/Mellon Capital S&P 500 Index Fund.	All
JNL/Mellon Capital Nasdaq®25 Fund	Name changed from JNL/Mellon Capital Management Nasdaq®15 Fund effective 12/3/2007	All
JNL/Mellon Capital Value Line®30 Fund	• Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007 • Effective 4/27/2015 merged into JNL/Mellon Capital S&P 24 Fund	All
JNL/Mellon Capital Global Alpha Fund	• New 9/28/2009 • Effective 4/27/2015 merged into JNL/AQR Managed Futures Strategy Fund	All (Restriction for Retirement Latitudes was lifted eff 5/3/2010)
JNL/Morgan Stanley Mid Cap Growth Fund	New 4/30/2012	All but Retirement Latitudes

Fund Name	Comment	Product Availability
JNL/Neuberger Berman Strategic Income Fund	New 4/30/3012	All but Retirement Latitudes
JNL/Oppenheimer Global Growth Fund	Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund.	All (available for Retirement Latitudes effective 4/28/2014)
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund	New 4/27/2015	All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All
JNL/ PPM America High Yield Bond Fund	Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.	All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Total Return Fund	New 4/27/2015	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All (Exclusion of Retirement Latitudes was lifted eff 10/6/08)
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All but Retirement Latitudes
JNL Disciplined Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All but Fifth Third
JNL/S&P Dividend Income & Growth Fund	• New 12/3/2007 • Effective 9/16/2013, JNL/ Mellon Capital Dow Dividend Fund merged into this fund.	All (available for Retirement Latitudes effective 9/16/2013)
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All but Retirement Latitudes
JNL/S&P Managed Aggressive Growth Fund		All

Fund Name	Comment	Product Availability
JNL/S&P Managed Conservative Fund		All
JNL/S&P Managed Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund.	All
JNL/S&P Managed Moderate Fund	Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund	All
JNL/S&P Mid 3	New 4/28/2014	All
JNL/S&P Total Yield Fund	New 12/3/2007	All but Retirement Latitudes
JNL/T. Rowe Price Established Growth Fund	• JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All
JNL/T. Rowe Price Short Term Bond Fund	• New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/BlackRock Large Cap Select Growth Fund	• Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, named changed from JNL/UBS Large Cap Select Growth Fund.	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Money Market	Name changed from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only

Fund Name	Comment	Product Availability
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account		
Guaranteed Five Year Fixed		All but Advisors II and Perspective A Series
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All but Advisors II
Guaranteed Seven Year Fixed		All but Advisors II and Perspective A Series
Guaranteed Three Year Fixed		All but Advisors II and Perspective A Series

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.